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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549






                                       FORM 8-K


                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) May 30, 1997



                           DIALYSIS CORPORATION OF AMERICA
                     -------------------------------------------
                (Exact name of registrant as specified in its charter)




    FLORIDA                         0-8527                 59-17575642
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(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)           File Number)        Identification No.)




2337 WEST 76TH STREET, HIALEAH, FLORIDA                             33016
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(Address of principal executive offices)                         (Zip Code)





Registrant's telephone number, including area code (305) 364-1308
                                                   --------------

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ITEM 5.  OTHER EVENTS

    The Company entered into two agreements providing for in-hospital dialysis services. One agreement is through its subsidiary, Dialysis Services of Pennsylvania, Inc. - Lemoyne ("DSP-L") with Pinnacle Health Hospital in Harrisburg, Pennsylvania. The second agreement is between its subsidiary, DCA Medical Services, Inc. ("Medical Services") and Columbia Fort Walton Beach Medical Center in Fort Walton Beach, Florida. Each agreement is for a one-year term, automatically self-renewing, with earlier termination provisions, and each provides for the Company to perform certain in-patient hemodialysis services, incluidng but not limited to hemodialysis for acute and chronic patients and continuous arteriovenous hemofiltration. The in-hospital treatments by DSP-L also provide for peritoneal dialysis (start-up only), and the agreement with Medical Serices also provides for in-patient hemoperfusion. Each of DSP-L and Medical Services act as independent contractors and bill their respective hospitals for services rendered based upon a specific fee schedule.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial statements of businesses acquired
         Not Applicable

    (b)  Pro forma financial information
         Not Applicable

    (c)  Exhibits

         (10)  Material contracts

              (i) Agreement for In-Hospital Dialysis Services between Dialysis Services of Pennsylvania, Inc. - Lemoyne and Pinnacle Health Hospitals dated June 1, 1997 [*]

              (ii) Agreement In-Hospital Dialysis Services between DCA Medical
                   Services, Inc. and Columbia Fort Walton Beach Medical Center dated May 30 1997 [*]

    [*] Confidential portions omitted have been filed separately with the Securities and Exchange Commission.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIALYSIS CORPORATION OF AMERICA

                                  /s/Daniel R. Ouzts
                             By______________________________
                                 DANIEL R. OUZTS, Vice President
    Dated:  June 19, 1997


                                          2

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                                    EXHIBIT INDEX




Exhibit
No.


         Item 7(c) Exhibits



    (10) Material Contracts

         (i) Agreement for In-Hospital Dialysis Services between Dialysis Services of Pennsylvania, Inc. - Lemoyne and Pinnacle Health Hospitals dated June 1, 1997. [*]

         (ii) Agreement for In-Hospital Dialysis Services between DCA Medical Services, Inc. and Columbia Fort Walton Beach Medical Center dated May 30, 1997. [*]










[*] Confidential portions omitted have been filed separately with the Securities and Exchange Commission.